                                  SMITH BARNEY
                             OREGON MUNICIPALS FUND
               CLASSIC SERIES  |  ANNUAL REPORT  |  APRIL 30, 2002



                               [GRAPHIC OMITTED]


                                  Smith Barney
                                  Mutual Funds

                Your Serious Money. Professionally Managed.(SM)


         -------------------------------------------------------------
        | NOT FDIC INSURED  o  NOT BANK GUARANTEED  o  MAY LOSE VALUE |
         -------------------------------------------------------------

Dear Shareholder:


We are pleased to provide the annual report for Smith Barney Oregon Municipals Fund ("Fund") for the year ended April 30, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and out line our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that Investment Officer follow. We hope you find this report useful and informative.


[GRAPHIC OMITTED]
HEATH B.             PETER M.
MCLENDON             COFFEY
Chairman             Vice President and
                     Investment Officer


Performance Update

For the year ended April 30, 2002, the Fund's Class A shares, without sales charges, returned 7.67%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")(1) returned 7.00% for the same period.


Investment Strategy

The Fund seeks to provide Oregon investors with as high a level of dividend income exempt from regular federal income taxes and Oregon State personal income taxes as is consistent with prudent investment management and preservation of capital.(2) Under normal circumstances, the Fund invests at least 80% of its assets in Oregon municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and Oregon state personal income taxes.


Market and Fund Review

Although the economy may struggle for another quarter or so, we believe that it is on the road to recovery and should gain momentum by late 2002. Inflation remained subdued during the period. Therefore, we believe the Federal Open


-----------
1 The Lehman Index is a broad measure of the municipal-bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.
2 Certain investors may be subject to the Federal ALTERNATIVE MINIMUM TAX ("AMT"), and state and local taxes may apply. Capital gains, if any, are fully taxable.



1       SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

Market Committee ("FOMC")(3) will probably not raise the federal funds rate ("fed funds rate")(4) until later this summer, when signs of a sustainable recovery -- such as stronger growth in corporate profits, an increase in capital spending and rising employment levels -- may appear.

One obstacle to this recovery could be lingering skepticism among some investors about truthfulness in corporate accounting practices, along with some possible delays in corporate earnings releases for the first two or three quarters of 2002 as executives check and double-check their financial reports before releasing them. We also believe that corporate profits could improve enough by late 2002 or early 2003 to exceed investor expectations.

In our opinion, the fiscal stimulus package that Congress passed in 2002 should help the economy (despite the fact that it was smaller than anticipated) because it was not aimed at consumers but rather aimed at corporations, which we believe led the economy into this recession.

At the end of the period, the Fund's holdings included the following sectors: education (18.6%), hospitals (15.5%), multi-family housing (9.4%), transportation (7.4%), single-family housing (7.2%), and life care systems (6.2%). In terms of credit quality, 25.9% of the Fund's assets were invested in securities rated AAA/Aaa, 31.3% were rated AA/Aa and 10.3% were rated A by Standard & Poor's Ratings Service ("Standard & Poor's") and Moody's Investors Service, Inc.(5)

Oregon Economic Highlights(6)

According to Standard & Poor's, Oregon's economy continues to diversify away from its traditional industries of lumber, wood products, and agriculture into high-technology manufacturing. High technology accounted for 22% of Oregon's gross state product in 1999, up from 3% in 1989. Conversely, the lumber and wood products share fell to 2% from 9% during the same period. The state's economy


-----------

3 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
5 Standard & Poor's and Moody's Investors Service, Inc. are major credit rating agencies. Please note that the Fund's holdings are as of April 30, 2002 and are subject to change at any time.
6  Source: Standard & Poor's.


2       SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders
continues to slow down, with job growth expected to be negative 0.7% for 2002 before improving to approximately 2% in 2003 and the range of 1.4% to 2.5% through 2005, according to Standard & Poor's. Standard & Poor's also projects that Oregon's job growth will outperform the nation from 2003 to 2005.


Market and Fund Outlook

One of the reasons municipal bond prices remained relatively low during the period (compared to other periods in the past) is that there was roughly $290 billion in new issuance in 2001 -- the second-highest level on record. These high levels of supply helped keep prices low. However, we believe the supply of municipal bond issuance could drop during the next several years, which could help municipal bonds offer competitive returns versus many other securities in the fixed-income market.

In closing, we believe the U.S. economy is currently in the early stages of an economic recovery and anticipate an increase in economic activity and possibly short-term rates later this year. We project stable-to-declining long-term rates, at least through the middle of this year and possibly through the end of the summer. Going forward, we plan to emphasize higher-coupon structures while maintaining what we consider to be good credit quality.

Thank you for investing in the Smith Barney Oregon Municipals Fund.


Sincerely,

/s/ Heath B. McLendon              /s/ Peter M. Coffey
---------------------              -------------------
Heath B. McLendon                  Peter M. Coffey
Chairman                           Vice President and
                                   Investment Officer


May 22, 2002


The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 9 through 13 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of April 30, 2002 and is subject to change.


3       SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

 Historical Performance -- Class A Shares


                                 NET ASSET VALUE
                           -------------------------
                            BEGINNING        END          INCOME       CAPITAL GAIN          TOTAL
YEAR ENDED                   OF YEAR       OF YEAR      DIVIDENDS     DISTRIBUTIONS       RETURNS(1)(2)
------------------------   -----------   -----------   -----------   ---------------   ----------------
4/30/02                     $  10.33      $  10.57       $  0.54         $  0.00              7.67%
-------                     --------      --------       -------         -------             -----
4/30/01                        10.02         10.33          0.54            0.00              8.62
-------                     --------      --------       -------         -------             -----
4/30/00                        10.87         10.02          0.50            0.02             (3.01)
-------                     --------      --------       -------         -------             -----
4/30/99                        10.76         10.87          0.49            0.09              6.56
-------                     --------      --------       -------         -------             -----
4/30/98                        10.27         10.76          0.52            0.00              9.97
-------                     --------      --------       -------         -------             -----
4/30/97                        10.26         10.27          0.54            0.15              7.01
-------                     --------      --------       -------         -------             -----
4/30/96                        10.09         10.26          0.54            0.06              7.70
-------                     --------      --------       -------         -------             -----
Inception* - 4/30/95++          9.55         10.09          0.49            0.00             11.08+
------------------------    --------      --------       -------         -------             -----
Total                                                    $  4.16         $  0.32
-------                                                  -------         -------


 Historical Performance -- Class B Shares


                                 NET ASSET VALUE
                           -------------------------
                            BEGINNING        END          INCOME       CAPITAL GAIN          TOTAL
YEAR ENDED                   OF YEAR       OF YEAR      DIVIDENDS     DISTRIBUTIONS       RETURNS(1)(2)
------------------------   -----------   -----------   -----------   ---------------   ----------------
4/30/02                     $  10.29      $  10.52       $  0.50         $  0.00              7.21%
-------                     --------      --------       -------         -------             -----
4/30/01                        10.00         10.29          0.50            0.00              8.06
-------                     --------      --------       -------         -------             -----
4/30/00                        10.85         10.00          0.45            0.02             (3.52)
-------                     --------      --------       -------         -------             -----
4/30/99                        10.75         10.85          0.44            0.09              5.94
-------                     --------      --------       -------         -------             -----
4/30/98                        10.26         10.75          0.47            0.00              9.43
-------                     --------      --------       -------         -------             -----
4/30/97                        10.25         10.26          0.49            0.15              6.48
-------                     --------      --------       -------         -------             -----
4/30/96                        10.09         10.25          0.49            0.06              7.09
-------                     --------      --------       -------         -------             -----
Inception* - 4/30/95++          9.55         10.09          0.45            0.00             10.59+
------------------------    --------      --------       -------         -------             -----
Total                                                    $  3.79         $  0.32
-------                                                  -------         -------




4       SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

 Historical Performance -- Class L Shares


                                 NET ASSET VALUE
                         -------------------------
                          BEGINNING        END          INCOME       CAPITAL GAIN          TOTAL
YEAR ENDED                 OF YEAR       OF YEAR      DIVIDENDS     DISTRIBUTIONS       RETURNS(1)(2)
----------------------   -----------   -----------   -----------   ---------------   ----------------
4/30/02                   $  10.31      $  10.53       $  0.50         $  0.00              7.05%
-------                   --------      --------       -------         -------             -----
4/30/01                      10.01         10.31          0.50            0.00              8.10
-------                   --------      --------       -------         -------             -----
4/30/00                      10.86         10.01          0.45            0.02             (3.55)
-------                   --------      --------       -------         -------             -----
4/30/99                      10.76         10.86          0.44            0.09              5.90
-------                   --------      --------       -------         -------             -----
4/30/98                      10.27         10.76          0.46            0.00              9.38
-------                   --------      --------       -------         -------             -----
4/30/97                      10.26         10.27          0.48            0.15              6.43
-------                   --------      --------       -------         -------             -----
Inception* - 4/30/96         10.28         10.26          0.47            0.06              4.99+
----------------------    --------      --------       -------         -------             -----
Total                                                  $  3.30         $  0.32
-------                                                -------         -------

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.



 Average Annual Total Returns(2)

                                    WITHOUT SALES CHARGES(1)
                               ----------------------------------
                                CLASS A     CLASS B      CLASS L
                               ---------   ---------   ----------
Year Ended 4/30/02                7.67%       7.21%        7.05%
----------------------------      ----        ----         ----
Five Years Ended 4/30/02          5.86        5.32         5.27
----------------------------      ----        ----         ----
Inception* through 4/30/02        6.93        6.38         5.43
----------------------------      ----        ----         ----


                                     WITH SALES CHARGES(3)
                               ----------------------------------
                                CLASS A     CLASS B      CLASS L
                               ---------   ---------   ----------
Year Ended 4/30/02                3.36%       2.71%        5.03%
----------------------------      ----        ----         ----
Five Years Ended 4/30/02          4.99        5.16         5.07
----------------------------      ----        ----         ----
Inception* through 4/30/02        6.38        6.38         5.28
----------------------------      ----        ----         ----


5       SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

 Cumulative Total Returns(2)


                                           WITHOUT SALES
                                             CHARGES(1)
                                       ----------------------
Class A (Inception* through 4/30/02)             70.16%
--------------------------------------           -----
Class B (Inception* through 4/30/02)             63.42
--------------------------------------           -----
Class L (Inception* through 4/30/02)             44.47
--------------------------------------           -----

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* The inception date for Class A and B shares is May 23, 1994 and May 16, 1995 for Class L shares.

++ Total return includes the effect of the cash contribution to capital from the investment adviser which was made on October 24, 1994. Without this cash contribution the total returns would have been as follows:

                                                            CLASS A    CLASS B
                                                            --------   -------
   Inception* through 4/30/95                                 6.23%      5.55%
----------------------------------------------------------   -----      -----
   Inception* through 4/30/02:
------------------------------------------------------------------------------
   Average Annual Total Returns Without Sales Charges         6.58%      5.97%
----------------------------------------------------------   -----      -----
   Average Annual Total Returns With Sales Charges            6.03%      5.97%
----------------------------------------------------------   -----      -----
   Cumulative Total Returns (Inception* through 4/30/02)     65.93%     58.55%
----------------------------------------------------------   -----      -----


6       SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

 Historical Performance (unaudited)

              GROWTH OF $10,000 INVESTED IN CLASS A AND B SHARES OF
                     SMITH BARNEY OREGON MUNICIPALS FUND VS.
                    THE LEHMAN BROTHERS MUNICIPAL BOND INDEX+

--------------------------------------------------------------------------------

                             May 1994 -- April 2002


                  SB OREGON          SB OREGON
                  MUNICIPALS         MUNICIPALS         LEHMAN BROTHERS
                CLASS A SHARES     CLASS B SHARES     MUNICIPAL BOND INDEX

  05/23/94           9,598             10,000                10,000
  04/95             10,662             11,059                10,574
  04/96             11,483             11,843                11,414
  04/97             12,288             12,610                12,172
  04/98             13,512             13,799                13,305
  04/99             14,398             14,620                14,230
  04/00             13,965             14,106                14,099
  04/01             15,169             15,242                15,561
 4/30/02            16,332             16,342                17,373


+ Hypothetical illustration of $10,000 invested in Class A and B shares on May 23, 1994 (inception date), assuming deduction of the 4.00% maximum initial sales charge at the time of investment for Class A shares and the deduction of the maximum 4.50% CDSC for Class B shares, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2002. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other class of shares may be greater or less than Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* This figure includes the effect of the cash contribution to capital from the investment adviser.


  7     SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

 Portfolio Highlights (unaudited)


                              Portfolio Breakdown*

                               [GRAPHIC OMITTED]

         7.4%  Transportation                   2.3%  Utilities
         4.4%  Solid Waste                      5.6%  Water and Sewer
         4.2%  Miscellaneous                   18.6%  Education
         6.2%  Life Care Systems                7.3%  General Obligation
         2.5%  Industrial Development           4.2%  Pre-Refunded
         7.2%  Housing: Single Family          15.5%  Hospitals
         2.5%  Public Facilities                2.3%  Finance
         9.4%  Housing: Multi-Family
         0.4%  Escrowed to Maturity



                   Summary of Investments by Combined Ratings*

                                 STANDARD &      PERCENTAGE OF
    MOODY'S                       POOR'S      TOTAL INVESTMENTS
------------      AND/OR     --------------- ------------------
    Aaa                           AAA               25.9%
     Aa                           AA                31.3
      A                            A                10.3
     Ba  a                        BBB               16.9
     Ba                           BB                 0.9
     NR                           NR                14.7
                                                   -----
                                                   100.0%
                                                   =====

-----------
* As a percentage of total investments. All information is as of April 30, 2002. Please note that these holdings are subject to change.


  8     SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

 Schedule of Investments   April 30, 2002


     FACE
    AMOUNT      RATING(a)                             SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------------
EDUCATION -- 18.6%
                            Clackamas County GO:
$  500,000      AA           Canby School District No. 86, School Board Guaranty,
                              5.250% due 6/15/20                                            $ 507,215
   500,000      Aaa*         Lake Oswego, School District No. 7J, MBIA-Insured,
                              5.000% due 6/1/26                                               487,675
   300,000      Aaa*        Deschutes County GO, Administrative School District No. 1,
                             Series A, FSA-School Board Guaranty,
                             5.500% due 6/15/18                                               315,117
   850,000      AA          Forest Grove, Campus Improvement & Refunding Revenue,
                             Pacific University, Radian-Insured, 6.300% due 5/1/25            915,127
   500,000      AAA         Jackson County GO, Central Point School District No. 6,
                             FGIC-School Board Guaranty, 5.250% due 6/15/20                   508,560
   500,000      AAA         Jefferson County GO, School District No. 509J, FGIC-School
                             Board Guaranty, 5.250% due 6/15/16                               523,145
   500,000      Aaa*        Multnomah-Clackamas Counties GO, Centennial School
                             District No. 28-302, FGIC-School Board Guaranty,
                             5.000% due 6/15/21                                               496,930
   600,000      BBB+        Multnomah County, Educational Facilities Revenue,
                             (University of Portland Project), 6.000% due 4/1/25              612,828
   500,000      AA          Multnomah County GO, Reynolds School District No. 7,
                             School Board Guaranty, 5.125% due 6/15/20                        502,685
   750,000      AAA         Oregon Health Sciences Bonds, University Revenue Bonds,
                             Capital Appreciation, Series A, MBIA-Insured,
                             zero coupon bond due 7/1/21                                      269,175
                            Oregon State Health, Housing, Educational & Cultural
                             Facilities Authority, Series A:
 1,000,000      Baa1*         Linfield College Project, 6.625% due 10/1/20                  1,054,950
                              Western States Chiropractic, ACA-Insured:
   785,000      A              6.350% due 12/1/20                                             831,723
   545,000      A              6.350% due 12/1/25                                             567,977
   500,000      A           University of the Virgin Islands, Refunding & Improvement
                             Bonds, Series A, ACA-Insured, 6.250% due 12/1/29                 527,985
   500,000      Aaa*        Washington County GO, Forest Grove School
                             District No. 15, FSA-School Board Guaranty,
                             5.000% due 6/15/21                                               496,930
------------------------------------------------------------------------------------------------------
                                                                                            8,618,022
------------------------------------------------------------------------------------------------------
ESCROWED TO MATURITY -- 0.4%
   145,000      AAA         Puerto Rico Commonwealth, Aqueduct & Sewer Authority
                             Revenue, 10.250% due 7/1/09                                      182,224
------------------------------------------------------------------------------------------------------
FINANCE -- 2.3%
 1,000,000      BBB-        Virgin Islands, Public Finance Authority Revenue, Series A,
                             Gross Receipts Taxes, 6.500% due 10/1/24                       1,054,610
------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

  9     SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

 Schedule of Investments (continued)                           April 30, 2002


     FACE
    AMOUNT      RATING(a)                               SECURITY                                  VALUE
---------------------------------------------------------------------------------------------------------
GENERAL OBLIGATION -- 7.3%
$  500,000      AAA         Lane County GO, Bethel School District No. 52, FGIC-Insured,
                             6.400% due 12/1/09                                                $  558,135
   500,000      NR          Northern Mariana Islands Commonwealth, Series A,
                             7.375% due 6/1/30                                                    511,380
   485,000      AA          Oregon State GO, Veterans Welfare, Series 80A,
                             5.700% due 10/1/32                                                   500,995
 1,500,000      AAA         Puerto Rico Commonwealth, RITES-PA 931, XLCA-Insured,
                             9.135% due 7/1/17                                                  1,812,990
---------------------------------------------------------------------------------------------------------
                                                                                                3,383,500
---------------------------------------------------------------------------------------------------------
HOSPITALS -- 15.5%
                            Clackamas County, Hospital Facility Authority Revenue:
   500,000      AA           Gross-Williamette Falls Hospital Project, Radian-Insured,
                              5.500% due 4/1/22                                                   511,865
                             Legacy Health System:
   500,000      AA            5.750% due 5/1/16                                                   524,005
 1,000,000      AA            5.250% due 5/1/21                                                   983,480
 1,000,000      Baa2*        Williamette Falls Hospital Project, 6.000% due 4/1/19                995,730
 1,000,000      AA          Hillsboro Hospital Facility Authority Revenue, (Tuality
                             Healthcare Project), Radian-Insured, 5.375% due 10/1/31              990,460
                            Klamath Falls, Inter-Community Hospital Authority Revenue:
   595,000      BBB          Gross-Merle West Medical Center Project,
                              7.100% due 9/1/24                                                   666,709
 1,000,000      BBB          Merle West Medical Center Project, 6.250% due 9/1/31               1,003,110
   500,000      BBB-        Puerto Rico Industrial, Tourist, Educational, Medical &
                             Environmental Control Facilities Financing Authority,
                             (Ryder Memorial Hospital Project), Series A,
                             6.700% due 5/1/24                                                    500,860
 1,000,000      AA-         Umatilla County, Hospital Facility Authority Revenue, Catholic
                             Health Initiatives, Series A, 5.750% due 12/1/20                   1,026,250
---------------------------------------------------------------------------------------------------------
                                                                                                7,202,469
---------------------------------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY -- 9.4%
   215,000      A+          Oregon State Housing & Community Services Department,
                             Housing Finance Revenue, Assisted or Insured Multi-Unit,
                             Series A, FHA-Insured, 6.800% due 7/1/13                             219,220
                            Portland Housing Authority, Multi-Family Revenue:
   500,000      Aa1*         Cherry Blossom Apartments, Series A,
                              GNMA-Collateralized, 6.100% due 12/20/26 (b)                        524,800
   850,000      Aa3*        Cherry Ridge Project, LOC-U.S. Bank Trust N.A.,
                             6.250% due 5/1/12 (b)                                                875,160
   500,000      AA          Columbia Street Apartments Project, Series B,
                             Radian-Insured, 5.500% due 12/1/21 (b)                               501,340

                       SEE NOTES TO FINANCIAL STATEMENTS.

  10    SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

 Schedule of Investments (continued)                           April 30, 2002


     FACE
    AMOUNT      RATING(a)                            SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY -- 9.4% (CONTINUED)
                            Washington County Housing Authority, Multi-Family
                             Revenue:
$1,000,000      NR            Affordable Housing Pool, Series A, 6.125% due 7/1/29        $  978,540
 1,000,000      Aa3*          Bethany Meadows Project, LOC-U.S. Bank N.A.,
                               6.250% due 8/1/13 (b)                                       1,037,510
   220,000      AAA           Terrace View Project, FNMA-Collateralized,
                               5.500% due 12/1/17 (b)                                        222,842
----------------------------------------------------------------------------------------------------
                                                                                           4,359,412
----------------------------------------------------------------------------------------------------
HOUSING: SINGLE-FAMILY -- 7.2%
                            Oregon State Housing & Community Services, Department
                             Mortgage Revenue, Single-Family Mortgage Program:
                              Series B:
   915,000      Aa2*           6.250% due 7/1/29 (b)                                         946,953
   425,000      Aa2*           Pool-Insured, 6.875% due 7/1/28                               434,274
   375,000      Aa2*          Series D, 6.500% due 7/1/24 (b)                                386,078
   500,000      Aa2*          Series F, 5.550% due 7/1/30                                    502,345
   500,000      Aa2*          Series G, 5.700% due 7/1/32 (b)                                504,035
   295,000      AAA         Puerto Rico Housing Bank & Finance Agency, Single-Family
                             Mortgage Revenue, Affordable Housing Mortgage-
                             Portfolio I, GNMA/FNMA/FHLMC-Collateralized,
                             6.250% due 4/1/29 (b)                                           305,546
   240,000      AAA         Virgin Islands HFA, Single-Family Revenue Bonds, GNMA
                             Mortgage-Backed Securities Program, Series A,
                             GNMA-Collateralized, 6.450% due 3/1/16 (b)                      249,631
----------------------------------------------------------------------------------------------------
                                                                                           3,328,862
----------------------------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT -- 2.5%
   200,000      Aa3*        Oregon State Economic Development Commission, Economic
                             and Industrial Development Revenue, Trus Joist Corp.,
                             LOC-Wachovia Bank of Georgia, 1.700% due 7/1/09 (c)             200,000
 1,000,000      BBB-        Oregon State EDR, Georgia-Pacific Corp., Series CLVII,
                              6.350% due 8/1/25 (b)                                          970,370
----------------------------------------------------------------------------------------------------
                                                                                           1,170,370
----------------------------------------------------------------------------------------------------
LIFE CARE SYSTEMS -- 6.2%
   400,000      NR          Albany Hospital Facilities Authority Revenue, Mennonite
                             Home of Albany Inc., 5.900% due 10/1/20                        365,616
                            Clackamas County, Hospital Facility Authority Revenue:
 2,000,000      NR           Mary's Woods at Marylhurst Inc., Sr. Living Facility,
                              Series A, 6.625% due 5/15/29 (d)                             2,045,580
   500,000      NR          Robison Jewish Home Project, 6.250% due 10/1/28                  480,630
----------------------------------------------------------------------------------------------------
                                                                                           2,891,826
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

  11    SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

 Schedule of Investments (continued)                           April 30, 2002


     FACE
    AMOUNT      RATING(a)                              SECURITY                                 VALUE
-------------   ----------- -------------------------------------------------------------   -------------
MISCELLANEOUS -- 4.2%
$  300,000      NR          Lebanon Urban Renewal Agency, 5.500% due 6/1/14                  $  311,187
 1,000,000      A-          Puerto Rico Public Finance Corp., Commonwealth
                             Appropriation, Series E, 6.000% due 8/1/26                       1,110,910
   500,000      A           Virgin Islands Public Finance Authority Revenue, Sr. Lien,
                             Series A, ACA/CBI-Insured, 5.500% due 10/1/18                      516,280
---------------------------------------------------------------------------------------------------------
                                                                                              1,938,377
---------------------------------------------------------------------------------------------------------
PRE-REFUNDED (E) -- 4.2%
   550,000      A2*         Oregon State Bond Bank Revenue, Economic Development
                             Department, Series 1, (Call 1/1/03 @ 102),
                             6.700 due 1/1/15                                                   578,072
   500,000      AAA         Oregon State Department of Administrative Services, COP,
                             Series A, AMBAC-Insured, (Call 5/1/10 @ 101),
                             6.250% due 5/1/17 (d)                                              580,345
   430,000      Aa3*        Oregon State Health, Housing, Educational & Cultural
                             Facilities Authority, Oak Tree Foundation Project, Series A,
                             (Call 5/1/05 @ 101), 6.100% due 5/1/15                             472,746
   300,000      AAA         Portland Housing Authority, Multi-Family Revenue, (Fairview
                             Woods Project), Series A, Sr. Lien, (Call 8/1/04 @ 100),
                             6.875% due 8/1/14                                                  328,320
---------------------------------------------------------------------------------------------------------
                                                                                              1,959,483
---------------------------------------------------------------------------------------------------------
PUBLIC FACILITIES -- 2.5%
                            Oregon State Bond Bank Revenue:
   500,000      AAA          Economic & Community Development Department,
                              Series B, MBIA-Insured, 5.500% due 1/1/26                         512,770
    50,000      A2*         Economic Development Department, Series 1,
                              6.700% due 1/1/15                                                  51,663
 1,000,000      AAA         Puerto Rico Public Buildings Authority Revenue Guaranteed,
                             Convertible Capital Appreciation, Series D,
                             AMBAC-Insured, zero coupon bond due 7/1/31                         589,020
---------------------------------------------------------------------------------------------------------
                                                                                              1,153,453
---------------------------------------------------------------------------------------------------------
SOLID WASTE -- 4.4%
 1,975,000      NR          Wasco County, Solid Waste Disposal Revenue, (Waste
                             Connections Inc. Project), 7.250% due 3/1/21 (b)                 2,039,188
---------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 7.4%
   500,000      AA+         Oregon State Department of Transportation, Highway User
                             Tax Revenue, 5.375% due 11/15/20                                   513,585
 1,000,000      AAA         Port of Portland Airport Revenue, Portland International
                             Airport, Series B, AMBAC-Insured, 5.500% due 7/1/18 (b)          1,017,670
 1,000,000      AAA         Puerto Rico Commonwealth, Highway & Transportation
                             Authority Revenue, Series Y, MBIA/IBC-Insured,
                             5.000% due 7/1/36                                                  985,430

                       SEE NOTES TO FINANCIAL STATEMENTS.

  12    SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

 Schedule of Investments (continued)                           April 30, 2002


     FACE
    AMOUNT      RATING(a)                            SECURITY                               VALUE
-------------   ----------- ---------------------------------------------------------   -------------
TRANSPORTATION -- 7.4% (CONTINUED)
$  500,000      BB          Puerto Rico Port Authority Revenue, Special Facilities,
                             American Airlines Inc., Series A, 6.250% due 6/1/26 (b)     $   411,605
   500,000      AA+         Tri-County Metropolitan Transportation District Revenue,
                             Series A, 5.375% due 8/1/20                                     513,180
---------------------------------------------------------------------------------------------------------
                                                                                           3,441,470
---------------------------------------------------------------------------------------------------------
UTILITIES -- 2.3%
 1,000,000      BBB-++      Klamath Falls, Electric Revenue, Klamath Cogeneration,
                             Sr. Lien, 6.000% due 1/1/25                                     951,240
   100,000      NR          Western Generation Agency, Cogeneration Project Revenue,
                             (Wauna Cogeneration Project), Series B,
                             7.250% due 1/1/09 (b)                                           104,625
---------------------------------------------------------------------------------------------------------
                                                                                           1,055,865
---------------------------------------------------------------------------------------------------------
WATER AND SEWER -- 5.6%
   360,000      A+          Clackamas County, Service District No. 1, Sewer Revenue,
                             6.375% due 10/1/14                                              383,900
   500,000      AAA         Eugene Water Revenue, Utility System, FSA-Insured,
                             5.875% due 8/1/30                                               531,300
 1,000,000      AAA         Klamath Falls Wastewater Revenue, AMBAC-Insured,
                             5.500% due 6/1/25                                             1,024,840
   600,000      Aa2*        Port of Umatilla Water Revenue, LOC-ABN AMRO Bank N.V.,
                             6.650% due 8/1/22 (b)                                           642,696
---------------------------------------------------------------------------------------------------------
                                                                                           2,582,736
---------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS -- 100%
                            (Cost -- $44,604,204**)                                      $46,361,867
---------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc. and those identified by a double dagger (++), are rated by Fitch IBCA, Duff & Phelps.

(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.

(c) Variable rate obligation payable at par on demand at any time on no more than seven days' notice.

(d) A portion of this security has been segregated for open futures contracts commitments.

(e) Pre-Refunded bonds are escrowed with U.S. government securities and are considered by the investment adviser to be triple-A rated even if the issuer has not applied for new ratings.

** Aggregate cost for Federal income tax purposes is $44,428,450. See pages 14 through 16 for definitions of ratings and certain security descriptions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

  13    SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

 Bond Ratings (unaudited)


The definitions of the applicable rating symbols are set forth below:


Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA         -- Bonds rated "AAA" have the highest rating assigned by Standard &
               Poor's. Capacity to pay interest and repay principal is extremely strong.

AA          -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A           -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB         -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B,      -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CCC,           balance, as predominantly speculative with respect to capacity to
CC             pay interest and repay principal in accordance with the terms of
and C          the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa         -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa          -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A           -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa         -- Bonds rated "Baa" are considered as medium grade obligations,
               i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B           -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa         -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

  14    SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings from "BBB" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major rating categories.

AAA         -- Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

BBB         -- Bonds rated BBB by Fitch currently have a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB          -- Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

NR          -- Indicates that the bond is not rated by Standard & Poor's,
               Moody's or Fitch.



  Short-Term Security Ratings (unaudited)


SP-1        -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1         -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1      -- Moody's highest rating for issues having a demand feature --
               VRDO.

P-1         -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.



  Security Descriptions (unaudited)


ABAG        -- Association of Bay Area
               Governments

ACA         -- American Capital Assurance

AIG         -- American International Guaranty

AMBAC       -- AMBAC Indemnity Corporation

BAN         -- Bond Anticipation Notes

BIG         -- Bond Investors Guaranty

CGIC        -- Capital Guaranty Insurance
               Company

CHFCLI      -- California Health Facility
               Construction Loan Insurance

CONNIE      -- College Construction Loan
 LEE           Insurance Association

COP         -- Certificate of Participation

EDA         -- Economic Development
               Authority

EDR         -- Economic Development
               Revenue

ETM         -- Escrowed To Maturity

FGIC        -- Financial Guaranty Insurance
               Company

FHA         -- Federal Housing Administration

FHLMC       -- Federal Home Loan Mortgage
               Corporation

FLAIRS      -- Floating Adjustable Interest Rate
               Securities

FNMA        -- Federal National Mortgage
               Association

FRTC        -- Floating Rate Trust Certificates

FSA         -- Financing Security Assurance

GIC         -- Guaranteed Investment Contract

GNMA        -- Government National Mortgage
               Association


 15     SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

GO         -- General Obligation

HDC        -- Housing Development
              Corporation

HFA        -- Housing Finance Authority

IDA        -- Industrial Development
              Authority

IDB        -- Industrial Development Board

IDR        -- Industrial Development Revenue

INFLOS     -- Inverse Floaters

ISD        -- Independent School District

LOC        -- Letter of Credit

MBIA       -- Municipal Bond Investors
              Assurance Corporation

MFH        -- Multi-Family Housing

MVRICS     -- Municipal Variable Rate Inverse
              Coupon Security

PCR        -- Pollution Control Revenue

PSF        -- Permanent School Fund

RAN        -- Revenue Anticipation Notes

RIBS       -- Residual Interest Bonds

RITES      -- Residual Interest Tax-Exempt
              Securities

TAN        -- Tax Anticipation Notes

TECP       -- Tax-Exempt Commercial Paper

TOB        -- Tender Option Bonds

TRAN       -- Tax and Revenue Anticipation
              Notes

SYCC       -- Structured Yield Curve
              Certificate

VA         -- Veterans Administration

VRDD       -- Variable Rate Daily Demand

VRWE       -- Variable Rate Wednesday
              Demand

XLCA       -- XL Capital Assurance Inc.

 16     SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

 Statement of Assets and Liabilities                           April 30, 2002


ASSETS:
  Investments, at value (Cost -- $44,604,204)                                      $46,361,867
  Cash                                                                                   6,625
  Interest receivable                                                                  816,953
  Receivable for Fund shares sold                                                       60,554
----------------------------------------------------------------------------------------------
  TOTAL ASSETS                                                                      47,245,999
----------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased                                                     15,151
  Administration fee payable                                                             9,307
  Distribution fees payable                                                              6,676
  Investment advisory fee payable                                                        5,055
  Payable to broker -- variation margin                                                  3,438
  Accrued expenses                                                                      28,688
----------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                                     68,315
----------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                   $47,177,684
==============================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                                       $     4,472
  Capital paid in excess of par value                                               46,313,447
  Overdistributed net investment income                                                 (1,087)
  Accumulated net realized loss from security transactions                            (851,811)
  Net unrealized appreciation of investments and futures contracts                   1,712,663
----------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                   $47,177,684
==============================================================================================
SHARES OUTSTANDING:
  Class A                                                                            2,285,015
  --------------------------------------------------------------------------------------------
  Class B                                                                            1,617,645
  --------------------------------------------------------------------------------------------
  Class L                                                                              569,833
  --------------------------------------------------------------------------------------------
NET ASSET VALUE:
  Class A (and redemption price)                                                   $     10.57
  --------------------------------------------------------------------------------------------
  Class B *                                                                        $     10.52
  --------------------------------------------------------------------------------------------
  Class L **                                                                       $     10.53
  --------------------------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
  Class A (net asset value plus 4.17% of net asset value per share)                $     11.01
  --------------------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)                $     10.64
==============================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed less than one year from initial purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       SEE NOTES TO FINANCIAL STATEMENTS.

  17    SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

 Statement of Operations                    For the Year Ended April 30, 2002

INVESTMENT INCOME:
  Interest                                                              $2,499,198
----------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 4)                                               177,469
  Investment advisory fee (Note 4)                                         130,406
  Administration fee (Note 4)                                               86,938
  Audit and legal                                                           51,022
  Shareholder communications                                                23,601
  Shareholder and system servicing fees                                     20,743
  Trustees' fees                                                            12,597
  Pricing service fees                                                       8,207
  Custody                                                                    2,190
  Other                                                                      3,138
----------------------------------------------------------------------------------
  TOTAL EXPENSES                                                           516,311
  Less: Investment advisory and administration fee waiver (Note 4)         (65,203)
----------------------------------------------------------------------------------
  NET EXPENSES                                                             451,108
----------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    2,048,090
----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
(NOTES 5 AND 6):
  Realized Loss From Security Transactions
  (excluding short-term securities):
   Proceeds from sales                                                   8,629,021
   Cost of securities sold                                               8,813,775
----------------------------------------------------------------------------------
  NET REALIZED LOSS                                                       (184,754)
----------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (NOTE 1)                         1,149,112
----------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS                              964,358
----------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $3,012,448
==================================================================================



                       SEE NOTES TO FINANCIAL STATEMENTS.

  18    SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

 Statements of Changes in Net Assets


                                                                          FOR THE YEARS ENDED APRIL 30,
                                                                              2002              2001
                                                                        ---------------   ---------------
OPERATIONS:
  Net investment income                                                 $ 2,048,090       $ 1,724,845
  Net realized gain (loss)                                                 (184,754)          117,676
  Increase in net unrealized appreciation                                 1,149,112           877,509
------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS                                  3,012,448         2,720,030
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                                                  (2,146,418)       (1,760,443)
------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS                                         (2,146,418)       (1,760,443)
------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                                       15,177,692         8,196,790
  Net asset value of shares issued for reinvestment of dividends          1,235,386         1,089,464
  Cost of shares reacquired                                              (7,053,936)       (6,761,101)
------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                     9,359,142         2,525,153
------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                                   10,225,172         3,484,740
NET ASSETS:
  Beginning of year                                                      36,952,512        33,467,772
------------------------------------------------------------------------------------------------------
  END OF YEAR*                                                          $47,177,684       $36,952,512
======================================================================================================
*   Includes undistributed (overdistributed) net investment income:     $    (1,087)      $    11,154
======================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

  19    SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

 Notes to Financial Statements


1. Significant Accounting Policies

Smith Barney Oregon Municipals Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940 ("1940 Act"), as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) direct expenses are charged to the Fund and each class; investment advisory, administration fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At April 30, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, reclassifications were made from total paid-in capital to accumulated net realized gains and undistributed net investment income in the amounts of $5,261 and $701, respectively. Reclassifications were also made to paid-in capital from overdistributed net investment income in the amount of $73,278. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


  20    SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal year beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement May 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended April 30, 2002, interest income decreased by $4,349, net realized gains decreased by $825 and the change in net unrealized appreciation of investments decreased by $7,759. In addition, the Fund recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $12,933 to reflect the cumulative effect of this change up to the date of the adoption.


2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within Oregon, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Oregon.


3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.


  21    SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

4. Investment Advisory Agreement, Administration Agreement and Affiliated Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup") acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.30% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. SBFM waived $39,122 of its investment advisory fees for the year ended April 30, 2002.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly. SBFM waived $26,081 of its administration fees for the year ended April 30, 2002.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the year ended April 30, 2002, the Fund paid transfer agent fees of $11,633 to TB&T.

Salomon Smith Barney Inc. ("SSB") acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.


  22    SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

For the year ended April 30, 2002, SSB received sales charges of $90,000 and $27,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended April 30, 2002, CDSCs paid to SSB were approximately $2,000 and $20,000 for Class A and B shares, respectively.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets for each class, respectively.

For the year ended April 30, 2002, total Distribution Plan fees incurred were:

                            CLASS A      CLASS B       CLASS L
===================================================================
Distribution Plan Fees     $32,258      $110,936      $34,275
===================================================================

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.


5. Investments
During the year ended April 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

===================================================================
Purchases                                            $17,486,329
-------------------------------------------------------------------
Sales                                                  8,629,021
===================================================================

At April 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

===================================================================
Gross unrealized appreciation      $1,899,259
Gross unrealized depreciation        (141,596)
-------------------------------------------------------------------
Net unrealized appreciation        $1,757,663
===================================================================


  23    SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).


At April 30, 2002, the Fund had the following open futures contracts:


                       # OF                        BASIS          MARKET        UNREALIZED
                    CONTRACTS     EXPIRATION       VALUE          VALUE            LOSS
============================================================================================
To Sell:
U.S. Long Bond     10            6/02            $978,125     $1,023,125        $ (45,000)
============================================================================================


7. Capital Loss Carryforward

At April 30, 2002, the Fund had, for Federal income tax purposes, approximately $518,000 of unused capital loss carryforwards available to offset future capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on April 30, of the year indicated:


                                                   2008          2009
===============================================================================
Carryforward amounts                            $279,000      $239,000
===============================================================================


  24    SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

8. Shares of Beneficial Interest

At April 30, 2002, the Fund had an unlimited number of shares of beneficial interest authorized with par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At April 30, 2002, total paid-in capital amounted to the following for each class:


                              CLASS A          CLASS B         CLASS L
=============================================================================
Total Paid-in Capital     $23,602,621      $16,646,523      $6,068,775
=============================================================================


Transactions in shares of each class were as follows:

                                            YEAR ENDED                        YEAR ENDED
                                          APRIL 30, 2002                    APRIL 30, 2001
                                  -------------------------------   -------------------------------
                                      SHARES           AMOUNT           SHARES           AMOUNT
===================================================================================================
CLASS A
Shares sold                           873,637      $  9,190,985         324,313      $  3,355,928
Shares issued on reinvestment          54,030           570,859          48,031           495,768
Shares reacquired                    (255,125)       (2,698,019)       (184,544)       (1,906,908)
---------------------------------------------------------------------------------------------------
Net Increase                          672,542      $  7,063,825         187,800      $  1,944,788
===================================================================================================
CLASS B
Shares sold                           319,587      $  3,369,948         362,203      $  3,765,553
Shares issued on reinvestment          49,219           517,648          46,547           479,036
Shares reacquired                    (360,873)       (3,794,561)       (418,663)       (4,321,774)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease)                 7,933      $     93,035          (9,913)     $    (77,185)
===================================================================================================
CLASS L
Shares sold                           248,019      $  2,616,759         103,201      $  1,075,309
Shares issued on reinvestment          13,950           146,879          11,124           114,660
Shares reacquired                     (53,470)         (561,356)        (52,275)         (532,419)
---------------------------------------------------------------------------------------------------
Net Increase                          208,499      $  2,202,282          62,050      $    657,550
===================================================================================================

   25   SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

 Financial Highlights


For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:

CLASS A SHARES                            2002(1)       2001(1)       2000(1)       1999(1)         1998
===========================================================================================================
NET ASSET VALUE,
  BEGINNING OF YEAR                       $ 10.33       $ 10.02       $ 10.87      $ 10.76       $ 10.27
-----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)(3)                0.53          0.54          0.51         0.49          0.53
  Net realized and unrealized
   gain (loss)                               0.25          0.31         (0.84)        0.20          0.48
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          0.78          0.85         (0.33)        0.69          1.01
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                     (0.54)        (0.54)        (0.50)       (0.49)        (0.52)
  Net realized gains                           --            --         (0.02)       (0.09)           --
-----------------------------------------------------------------------------------------------------------
Total Distributions                         (0.54)        (0.54)        (0.52)       (0.58)        (0.52)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR              $ 10.57       $ 10.33       $ 10.02      $ 10.87       $ 10.76
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                 7.67%         8.62%        (3.01)%       6.56%         9.97%
-----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)           $24,163       $16,657       $14,272      $15,994       $12,371
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)                                0.77%         0.82%         0.83%        0.87%         0.65%
  Net investment income(3)                   4.98          5.23          5.02         4.49          4.96
-----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                        20%           35%           81%          28%           49%
===========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The investment adviser and administrator waived all or part of their fees for the five years ended April 30, 2002. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:


                                                                                         Expense Ratios
                             Per Share Decreases                                    Without Fee Waivers
                           to Net Investment Income                                  and Reimbursements
            ------------------------------------------------------ ------------------------------------------------------
               2002       2001       2000       1999       1998         2002       2001       2000       1999       1998
            ---------- ---------- ---------- ---------- ----------   ---------- ---------- ---------- ---------- ----------
  Class A     $ 0.02     $ 0.02     $ 0.02     $ 0.01     $ 0.05         0.92%      0.97%      0.98%      0.99%      1.12%

(3)   Without the adoption of the change in the accounting method discussed in
      Note 1, for the year ended April 30, 2002, the ratio of net investment income to average net assets would have been 4.99%. Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income per share was less than $0.01.


  26    SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:


CLASS B SHARES                            2002(1)       2001(1)       2000(1)       1999(1)         1998
===========================================================================================================
NET ASSET VALUE,
 BEGINNING OF YEAR                       $ 10.29       $ 10.00       $ 10.85       $ 10.75       $ 10.26
-----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)(3)               0.47          0.48          0.46          0.43          0.48
  Net realized and unrealized
   gain (loss)                              0.26          0.31         (0.84)         0.20          0.48
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         0.73          0.79         (0.38)         0.63          0.96
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                    (0.50)        (0.50)        (0.45)        (0.44)        (0.47)
  Net realized gains                          --            --         (0.02)        (0.09)           --
-----------------------------------------------------------------------------------------------------------
Total Distributions                        (0.50)        (0.50)        (0.47)        (0.53)        (0.47)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR             $ 10.52       $ 10.29       $ 10.00       $ 10.85       $ 10.75
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                7.21%         8.06%        (3.52)%        5.94%         9.43%
-----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)           $17,014       $16,572       $16,199       $19,833       $16,691
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)                               1.29%         1.35%         1.35%         1.39%         1.17%
  Net investment income(3)                  4.46          4.72          4.49          3.97          4.44
-----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                       20%           35%           81%           28%           49%
===========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The investment adviser and administrator waived all or part of their fees for the five years ended April 30, 2002. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:



                                                                                         Expense Ratios
                             Per Share Decreases                                    Without Fee Waivers
                           to Net Investment Income                                  and Reimbursements
            ------------------------------------------------------ ------------------------------------------------------
               2002       2001       2000       1999       1998         2002       2001       2000       1999       1998
            ---------- ---------- ---------- ---------- ----------   ---------- ---------- ---------- ---------- ----------
  Class B     $ 0.02     $ 0.02     $ 0.02     $ 0.01     $ 0.05         1.44%      1.49%      1.49%      1.51%      1.63%

(3)   Without the adoption of the change in the accounting method discussed in
      Note 1, for the year ended April 30, 2002, the ratio of net investment income to average net assets would have been 4.47%. Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income per share was less than $0.01.


  27    SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:

CLASS L SHARES                            2002(1)       2001(1)       2000(1)      1999(1)(2)        1998
==========================================================================================================
NET ASSET VALUE,
 BEGINNING OF YEAR                       $ 10.31       $ 10.01        $ 10.86       $ 10.76       $ 10.27
----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)(4)               0.46          0.48           0.46          0.43          0.47
  Net realized and unrealized
   gain (loss)(4)                           0.26          0.32          (0.84)         0.20          0.48
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         0.72          0.80          (0.38)         0.63          0.95
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                    (0.50)        (0.50)         (0.45)        (0.44)        (0.46)
  Net realized gains                          --            --          (0.02)        (0.09)           --
----------------------------------------------------------------------------------------------------------
Total Distributions                        (0.50)        (0.50)         (0.47)        (0.53)        (0.46)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR             $ 10.53       $ 10.31        $ 10.01       $ 10.86       $ 10.76
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                7.05%         8.10%         (3.55)%        5.90%         9.38%
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)           $ 6,001      $  3,724        $ 2,997       $ 3,157       $ 2,110
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)                               1.35%         1.39%          1.39%         1.43%         1.21%
  Net investment income(4)                  4.39          4.67           4.46          3.94          4.39
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                       20%           35%            81%           28%           49%
==========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   On June 12, 1998, Class C shares were renamed Class L shares.
(3) The investment adviser and administrator waived all or part of their fees for the five years ended April 30, 2002. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:


                                                                                         Expense Ratios
                             Per Share Decreases                                    Without Fee Waivers
                           to Net Investment Income                                  and Reimbursements
            ------------------------------------------------------ ------------------------------------------------------
               2002       2001       2000       1999       1998         2002       2001       2000       1999       1998
            ---------- ---------- ---------- ---------- ----------   ---------- ---------- ---------- ---------- ----------
  Class L     $ 0.02     $ 0.02     $ 0.02     $ 0.01     $ 0.04         1.50%      1.54%      1.53%      1.55%      1.67%

(4)   Without the adoption of the change in the accounting change discussed in
      Note 1, for the year ended April 30, 2002, those amounts would have been $0.47, $0.25 and 4.40% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.


 Tax Information (unaudited)

For the year ended April 30, 2002, 99.96% of the dividends paid by the Fund from net investment income were tax exempt for regular Federal income tax and Oregon state income tax purposes.


  28    SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

 Independent Auditors' Report


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE SMITH BARNEY OREGON MUNICIPALS FUND:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Oregon Municipals Fund as of April 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Oregon Municipals Fund as of April 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                       [KPMG LLP GRAPHIC]


New York, New York
June 12, 2002

  29    SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

 Additional Information (unaudited)


INFORMATION ABOUT TRUSTEES AND OFFICERS


The business and affairs of the Smith Barney Oregon Municipals Fund ("Investment Company") are managed under the direction of the Board of
 Trustees. Information pertaining to the Trustees and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Investment Company's transfer agent (Travelers Bank and Trust, fsb. at 1-800-451-2010).


                                                                              NUMBER OF
                                                                             INVESTMENT
                                           TERM OF                            COMPANIES
                                         OFFICE* AND        PRINCIPAL          IN FUND         OTHER
                           POSITION(S)    LENGTH OF       OCCUPATION(S)        COMPLEX     DIRECTORSHIPS
                            HELD WITH        TIME          DURING PAST        OVERSEEN        HELD BY
NAME, ADDRESS AND AGE          FUND         SERVED          FIVE YEARS       BY TRUSTEE       TRUSTEE
------------------------- ------------- ------------- --------------------- ------------ -----------------
NON-INTERESTED TRUSTEES:

Herbert Barg                 Trustee       Since      Retired                   16              None
1460 Drayton Lane                          1994
Wynewood, PA 19096
Age 78

Dwight B. Crane              Trustee       Since      Professor Harvard         23              None
Harvard Business School                    1994       Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 64

Burt N. Dorsett              Trustee       Since      President - Dorsett       11              None
201 East 62nd Street                       1994       McCabe Capital
Apt 3C                                                Management Inc.;
New York, NY 10021                                    Chief Investment
Age 71                                                Officer - Leeb
                                                      Capital Management
                                                      Inc. 1999-Present

Elliot S. Jaffe              Trustee       Since      Chairman of The           11          Zweig Total
The Dress Barn Inc.                        1994       Dress Barn Inc.                       Return Fund;
Executive Office                                                                          Zweig Fund, Inc.
30 Dunnigan Drive
Suffern, NY 10901
Age 75

Stephen E. Kaufman           Trustee       Since      Attorney                  13              None
Stephen E. Kaufman PC                      1994
277 Park Avenue
47th Floor
New York, New York
Age 70

Joseph J. McCan              Trustee       Since      Retired                   11              None
200 Oak Park Place                         1994
Suite One
Pittsburgh, PA 15243
Age 71

  30    SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

                                                                              NUMBER OF
                                                                             INVESTMENT
                                           TERM OF                            COMPANIES
                                         OFFICE* AND        PRINCIPAL          IN FUND         OTHER
                           POSITION(S)    LENGTH OF       OCCUPATION(S)        COMPLEX     DIRECTORSHIPS
                            HELD WITH        TIME          DURING PAST        OVERSEEN        HELD BY
NAME, ADDRESS AND AGE          FUND         SERVED          FIVE YEARS       BY TRUSTEE       TRUSTEE
------------------------- ------------- ------------- --------------------- ------------ -----------------
NON-INTERESTED TRUSTEES:

Cornelius C. Rose, Jr.      Trustee        Since      Chief Executive           11            None
P.O. Box 5388                              1994       Officer -
West Lebanon, NH 03784                                Performance
Age 69                                                Learning Systems


INTERESTED TRUSTEES:

Alfred Bianchetti           Trustee        Since      Retired                   11            None
19 Circle End Drive                        1994
Ramsey, NJ 07446
Age 79

Heath B. McLendon           Trustee/       Since      Managing Director         74            None
Salomon Smith Barney Inc.   Chairman       1994       SSB; President
("SSB")                                               and Director of
125 Broad Street, 9th Floor                           Smith Barney Fund
New York, NY 10004                                    Management LLC
Age 68                                                ("SBFM") and
                                                      Travelers Investment
                                                      Adviser, Inc.
                                                      ("TIA"); Director of
                                                      The Travelers
                                                      Investment
                                                      Management
                                                      Company

-----------
*     Each Trustee and officer serves until his or her successor has been duly elected and qualified.

** Mr. Bianchetti and Mr. McLendon are trustees who are "interested persons" of the Fund as defined in the 1940 Act because Mr. Bianchetti's son-in-law is an officer of an SBFM affiliate and Mr. McLendon is an officer of SBAM and its affiliates.


OFFICERS:

Lewis E. Daidone           Senior Vice     Since      Managing Director         N/A            N/A
SSB                        President       1995       of SSB;
125 Broad Street,          and                        Director and Senior
11th Floor                 Chief                      Vice President
New York, NY 10004         Administrative             of SBFM and TIA
Age 44                     Officer

Richard L. Peteka          Chief           Since      Director and Head of      N/A            N/A
SSB                        Financial       2002       Internal Control for
125 Broad Street,          Officer and                Citigroup Asset
11th Floor                 Treasurer                  Management U.S.
New York, NY 10004                                    Mutual Fund
Age 40                                                Administration from
                                                      1999-2002; Vice
                                                      President, Head of
                                                      Mutual Fund
                                                      Administration and
                                                      Treasurer at
                                                      Oppenheimer
                                                      Capital from
                                                      1996-1999



  31    SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

                                                                             NUMBER OF
                                                                            INVESTMENT
                                            TERM OF                          COMPANIES
                                          OFFICE* AND       PRINCIPAL         IN FUND        OTHER
                            POSITION(S)    LENGTH OF      OCCUPATION(S)       COMPLEX    DIRECTORSHIPS
                             HELD WITH        TIME         DURING PAST       OVERSEEN       HELD BY
NAME,  ADDRESS AND AGE          FUND         SERVED         FIVE YEARS      BY TRUSTEE      TRUSTEE
-------------------------- ------------- ------------- ------------------- ------------ --------------
OFFICERS:

Peter M. Coffey            Vice             Since      Managing Director        N/A           N/A
SSB                        President        1994       of SSB; Investment
333 West 34th Street       and                         Officer of SBFM
New York, NY 10001         Investment
Age 57                     Officer

Kaprel Ozsolak             Controller       Since      Vice President of        N/A           N/A
SSB                                         2002       SSB
125 Broad Street
9th Floor
New York, NY 10004
Age 36

Christina T. Sydor         Secretary        Since      Managing Director        N/A           N/A
SSB                                         1995       of SSB; General
300 First Stamford Place                               Counsel and
4th Floor                                              Secretary of SBFM
Stamford, CT 06902                                     and TIA
Age 51

  32    SMITH BARNEY OREGON MUNICIPALS FUND | 2002 Annual Report to Shareholders

 SMITH BARNEY
 OREGON MUNICIPALS FUND

     TRUSTEES
     Herbert Barg
     Alfred J. Bianchetti
     Dwight B. Crane
     Burt N. Dorsett
     Elliott S. Jaffe
     Stephen E. Kaufman
     Joseph J. McCann
     Heath B. McLendon,
      Chairman
     Cornelius C. Rose, Jr.

     OFFICERS
     Heath B. McLendon
     President and
     Chief Executive Officer

     Lewis E. Daidone
     Senior Vice
     President and Chief
     Administrative Officer

     Richard L. Peteka
     Chief Financial Officer
     and Treasurer

     Peter M. Coffey
     Vice President and
     Investment Officer

     Kaprel Ozsolak
     Controller

     Christina T. Sydor
     Secretary

INVESTMENT ADVISER
Smith Barney Fund
 Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

CUSTODIAN
State Street Bank and
      Trust Company

TRANSFER AGENT
Travelers Bank & Trust, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

    Smith Barney Oregon Municipals Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Oregon Municipals Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after July 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY OREGON MUNICIPALS FUND
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